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                                                                   EXHIBIT 10.13

                               SECOND AMENDMENT TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                         OF JER/NHP SENIOR HOUSING, LLC

         THIS AMENDMENT (this "Amendment") is made and entered into as of the 28th day of October, 2002, by and among NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation ("NHP"), and JER SENIOR HOUSING, LLC, a Delaware limited liability company ("JER"), as members.

                              B A C K G R O U N D:

         A. NHP and JER are parties to that certain limited liability company agreement of JER/NHP Senior Housing, LLC, a Delaware limited liability company ("Company"), which agreement is captioned "LIMITED LIABILITY COMPANY AGREEMENT OF JER/NHP SENIOR HOUSING, LLC", is dated as of August 28, 2001, and amended by that certain amendment captioned "FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT OF JER/NHP SENIOR HOUSING, LLC", dated as of February __, 2002 (such agreement, as so amended, being herein called the "LLC Agreement"). Except as otherwise indicated herein, each capitalized term used herein shall have the meaning set forth for the same in the LLC Agreement.

         B. The Members desire to amend the LLC Agreement on the terms and conditions hereinafter set forth.

         IN LIGHT OF THE FOREGOING, and in consideration of the mutual undertakings of the parties hereto, it is hereby agreed as follows:

         1. Transfers of Indirect Interest. Section 10.2 of the LLC Agreement is
            ------------------------------
hereby deleted and the following is hereby substituted therefor:

                  "Section 10.2 Transfers of Indirect Interests; JER Pledge.
                                -------------------------------------------
Section 10.1(a) shall not restrict, and each Member hereby consents in advance to, (1) any Transfer of an interest in a Member and (2) any granting by a Member (after prior written notice to the other Member) of a security interest in its Member Economic Interest in the Company to an institutional lender and the exercise by such lender of any of its remedies with respect thereto (including foreclosure)."

         2. Termination of Managing Member. Section 4.3(a)(iii) is hereby
            ------------------------------
deleted and the following is hereby substituted therefor:

         "(iii) Either (A) a Bankruptcy/Dissolution Event with respect to Managing Member or (B) if Managing Member grants a security interest in its Member Economic Interest in the Company to a lender, the exercise by such lender of any of its remedies with respect thereto (including foreclosure) (x) after the giving of any required notice, if any, from the lender to the

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borrower and the expiration of any applicable cure periods, if any, under the loan documents or (y) in the nature of foreclosure, mortgagee in possession, receivership or otherwise whereby the lender or other third party has taken over management or control of the Managing Member or substantial portion of its assets, or (z) in the nature of collecting, directing or otherwise controlling any distributions or other payments to Managing Member under this Agreement; or"

         3. No Other Changes. Except as expressly modified hereby, the LLC
            ----------------
Agreement remains unchanged and in full force and effect and is hereby reaffirmed by the Members.

         4. Counterparts; Facsimile. This Amendment may be executed by
            -----------------------
counterpart and delivered by facsimile.

         IN ORDER TO EVIDENCE THEIR AGREEMENT TO THE FOREGOING, the parties hereto have executed this Amendment in the respective places provided below.



                     [THE REMAINDER OF THIS PAGE LEFT BLANK\
                           SIGNATURE PAGES TO FOLLOW.]

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


                                 SIGNATURE PAGE
                                 --------------

                               SECOND AMENDMENT TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                         OF JER/NHP SENIOR HOUSING, LLC


                                            NHP:

                                            NATIONWIDE HEALTH PROPERTIES, INC.,
                                            a Maryland corporation

                                            By:      /s/ Donald D. Bradley
                                                   ---------------------------
                                            Name:        Donald D. Bradley
                                                   ---------------------------
                                            Title:   Senior Vice President &
                                                     General Counsel
                                                   ---------------------------

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


                                 SIGNATURE PAGE
                                 --------------

                               SECOND AMENDMENT TO
                       LIMITED LIABILITY COMPANY AGREEMENT
                         OF JER/NHP SENIOR HOUSING, LLC


                                            JER:

                                            JER SENIOR HOUSING, LLC,
                                            a Delaware limited liability company


                                            By:       /s/ Gerald R. Best
                                                   ---------------------------
                                            Name:         Gerald R. Best
                                                   ---------------------------
                                            Title:   Vice President & Counsel
                                                   ---------------------------




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